UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 3, 2026
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $0.001 PER SHARE	EGHT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by 8x8, Inc. (the "Company") on August 3, 2026 (the "Original Form 8-K") to correct the disclosure under Item 5.07 of the Original Form 8-K. The Original Form 8-K reported the voting results from the Company's annual meeting of stockholders for the calendar year 2026 (the "Annual Meeting"). Following the filing of the Original Form 8-K, the Company learned of non-material changes to the final voting results. Except as set forth herein, no other changes have been made to the Original Form 8-K.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On August 3, 2026, the Company held the Annual Meeting at which a quorum for the transaction of business was present virtually or represented by proxy. There were 141,782,325 shares of common stock entitled to be voted at the Annual Meeting, of which 113,553,716 shares were voted. The stockholders voted on the following proposals at the Annual Meeting:
1.    Election of eight directors to hold office until the 2027 Annual Meeting of Stockholders of the Company, and until their respective successors have been duly elected and qualified. The Company's nominees were Jaswinder Pal Singh, Monique Bonner, Andrew Burton, Todd Ford, Alison Gleeson, John Pagliuca, Elizabeth Theophille and Samuel Wilson.
2.    Approval, through an advisory vote, of the Company's executive compensation for the fiscal year ended March 31, 2026.
3.     Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2027.
4.    Approval of an amendment to the Amended and Restated 2022 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 8,338,000 shares.
The final voting results were as follows:
Proposal One: Election of Directors

	For	Withheld	Broker Non-Vote
Jaswinder Pal Singh	79,583,932	8,499,667	25,470,117
Monique Bonner	86,657,200	1,426,399	25,470,117
Andrew Burton	87,117,848	965,751	25,470,117
Todd Ford	86,836,565	1,247,034	25,470,117
Alison Gleeson	86,806,269	1,277,330	25,470,117
John Pagliuca	87,117,599	966,000	25,470,117
Elizabeth Theophille	86,962,272	1,121,327	25,470,117
Samuel Wilson	86,780,801	1,302,798	25,470,117
Each of the Company's nominees was elected to serve as a director until the next Annual Meeting of Stockholders, and until such director's successor has been duly elected and qualified.
Proposal Two: Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Vote
85,482,059	2,383,797	217,743	25,470,117
The stockholders approved, on an advisory basis, the Company's executive compensation for the fiscal year ended March 31, 2026.
Proposal Three: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
112,263,108	533,812	756,796	—
The stockholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2027.
Proposal Four: Approval of Amendment to the Amended and Restated 2022 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
79,480,286	8,562,761	40,552	25,470,117
The stockholders approved the amendment to the Amended and Restated 2022 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 8,338,000 shares.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 6, 2026

8x8, Inc.

By: /s/ LAURENCE DENNY
Laurence Denny
Chief Legal Officer